Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
DECEMBER 31, 2009

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS
DECEMBER 31, 2009
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the ability to refinance indebtedness as it comes due, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FOURTH QUARTER HIGHLIGHTS
DECEMBER 31, 2009
Fourth Quarter Highlights
•	Increased total revenues for the fourth quarter to $88.2 million, up 6.3% from $83.0 million for the same period in 2008.

•	Generated funds from operations (FFO) for the quarter of $0.28 per diluted share, or $28.0 million. Excluding the impact of the write-off of deferred loan fees and debt discount associated with the repurchase of exchangeable senior notes during the quarter, FFO would have been $0.31 per diluted share.

•	Executed 17 leasing transactions representing approximately 589,000 square feet:
•	Eleven new leases totaling approximately 326,000 square feet.

•	Six leases amended to extend their terms, totaling approximately 263,000 square feet.
•	Acquired three land parcels totaling approximately 36 acres adjacent to the company’s The Landmark at Eastview campus in Tarrytown, New York for approximately $2.5 million.

•	Invested approximately $10.3 million in the McKellar Court joint venture to repay the joint venture’s existing mortgage on the McKellar Court property in San Diego, California, of which the Company’s pro rata share was approximately $2.1 million.

•	Raised approximately $7.3 million in net proceeds from the sale of 547,900 shares of common stock under the company’s continuous offering program established in September 2009.

•	Increased aggregate borrowing capacity on the company’s unsecured line of credit by $120 million to $720 million.

•	Completed cash tender offer for $61.3 million aggregate principal amount of exchangeable senior notes.

•	Promoted Karen A. Sztraicher to Senior Vice President, Asset Management.

•	Increased the company’s common stock dividend by 27.3% over its third quarter 2009 dividend to $0.14 per share of common stock, which is equivalent to an annualized dividend of $0.56 per common share.
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 69 properties, representing 112 buildings with approximately 10.5 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
DECEMBER 31, 2009

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMR PrA	480 Washington Boulevard
(858) 485-9840		Jersey City, NJ 07310-1900
(858) 485-9843 (fax)		(877) 296-3711
Please visit our corporate website at: www.biomedrealty.com

Board of Directors	Senior Management
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher
Chairman	Chairman and Chief Executive Officer	Senior Vice President,
Asset Management

Barbara R. Cambon	R. Kent Griffin, Jr.
	President, Chief Operating Officer and	John P. Bonanno
Edward A. Dennis, Ph.D.	Chief Financial Officer	Vice President, Development

	Gary A. Kreitzer	Jonathan P. Klassen
Richard I. Gilchrist	Executive Vice President,	Vice President,
	General Counsel and Director	Legal and Secretary

Gary A. Kreitzer	Matthew G. McDevitt	Greg N. Lubushkin
	Executive Vice President,	Vice President,
Theodore D. Roth	Acquisitions and Leasing	Chief Accounting Officer

	William A. Gartner	Kevin M. Simonsen
M. Faye Wilson	Senior Vice President,	Vice President,
	Real Estate — Cambridge	Real Estate Counsel
Tentative Schedule for Quarterly Results

First Quarter 2010	April 28, 2010
Second Quarter 2010	July 28, 2010
Third Quarter 2010	November 3, 2010
Fourth Quarter 2010	February 9, 2011

EQUITY RESEARCH COVERAGE
DECEMBER 31, 2009

BMO Capital Markets	Richard C. Anderson / Mark Lutenski	(212) 885-4180 / (212) 885-4197	richard.anderson@bmo.com / mark.lutenski@bmo.com

Credit Suisse	Steven Benyik	(212) 538-0239	steve.benyik@credit-suisse.com

Green Street Advisors	John Stewart / Michael Knott	(949) 640-8780	jstewart@greenst.com / mknott@greenst.com

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368-2280 / (917) 368-2316	jsadler@keybanccm.com / cmailman@keybanccm.com

Morningstar, Inc.	David Rodziewicz	—	david.rodziewicz@morningstar.com

Raymond James	Paul D. Puryear / William A. Crow	(727) 567-2253 / (727) 567-5294	paul.puryear@raymondjames.com / bill.crow@raymondjames.com

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715-2647 / (440) 715-2649	dave.rodgers@rbccm.com / michael.carroll@rbccm.com

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863-4235 / (314) 863-6413	daubuchon@rwbaird.com /
jpelham-webb@rwbaird.com

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224-1307 / (443) 224-1350	jwguinee@stifel.com / aslaksone@stifel.com

UBS Securities	Ross T. Nussbaum / Robert Salisbury	(212) 713-4760 / (212)713-2484	ross.nussbaum@ubs.com / robert.salisbury@ubs.com

Wells Fargo Securities, LLC	Brendan Maiorana / Young Ku	(443) 263-6516 / (443) 263-6564	brendan.maiorana@wachovia.com / young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS
DECEMBER 31, 2009
(In thousands, except per share and ratio amounts)

	Three months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Selected Operating Data
Total revenues	$88,171	$92,963	$86,080	$93,951	$83,033

EBITDA (1)	48,421	55,291	56,233	59,079	44,120
Adjusted EBITDA (1)	52,672	59,640	61,119	64,025	48,667

Net operating income — cash basis (2)	55,939	59,033	56,354	57,946	53,842

General and administrative expense	6,556	5,956	5,126	5,280	6,406

Interest expense	20,429	19,614	12,875	12,080	12,137
Capitalized interest	1,860	2,943	3,472	4,130	6,839
Interest incurred including swap payments (3)	22,634	23,259	17,101	17,107	19,241

Operating margin (4)	69.9%	69.3%	73.1%	67.2%	71.6%
General and administrative expense / Total revenues	7.4%	6.4%	6.0%	5.6%	7.7%

Net income available to common stockholders	477	4,062	18,195	19,024	5,618
Net income per share — diluted	$0.00	$0.04	$0.20	$0.23	$0.07

FFO (5)	27,999	35,779	43,997	47,701	32,286
FFO per share — diluted (5)	$0.28	$0.35	$0.48	$0.56	$0.39

AFFO (5)	27,611	33,193	36,511	37,338	32,382
AFFO per share — diluted (5)	$0.27	$0.33	$0.39	$0.44	$0.39

Coverage Ratios (6)
Interest coverage	3.0	3.4	4.9	5.6	4.3
Fixed charge coverage	2.2	2.6	3.4	3.8	2.9

Dividend per share — common stock	$0.14	$0.11	$0.11	$0.335	$0.335

FFO payout ratio (7)	50.0%	31.4%	22.9%	59.8%	85.9%
AFFO payout ratio (7)	51.9%	33.3%	28.2%	76.1%	85.9%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 32. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	For definitions and discussion of net operating income — cash basis, see page 13.

(3)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive income/(loss) in accordance with Emerging Issues Task Force Issue No. 99-09. Excludes ineffectiveness recognized on derivative instruments.

(4)	See page 13 for detail.

(5)	For definitions and discussion of FFO and AFFO, see page 32. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(6)	For a discussion of coverage ratios, see page 32. See pages 14 and 15 for detail.

(7)	See page 11 for detail.

CAPITALIZATION SUMMARY
DECEMBER 31, 2009
(In thousands, except per share and ratio amounts)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Capitalization:
Total common shares outstanding	99,000	98,204	98,119	81,181	80,757
Total units outstanding (1)	3,077	3,086	3,174	3,362	3,436

Total common shares and units outstanding	102,077	101,290	101,292	84,543	84,193
Common share price at quarter end	$15.78	$13.80	$10.23	$6.77	$11.72

Equity value at quarter end	$1,610,773	$1,397,796	$1,036,221	$572,357	$986,741
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,361,805	1,346,341	1,363,245	1,423,999	1,341,099

Total capitalization	$3,202,578	$2,974,137	$2,629,466	$2,226,356	$2,557,840

Debt / Total assets	41.5%	40.9%	41.2%	43.0%	41.5%
Debt / Total capitalization	42.5%	45.2%	51.7%	63.9%	52.5%

Total consolidated debt:
Fixed rate debt / Total debt	52.2%	57.5%	60.1%	32.3%	35.3%
Adjusted fixed rate debt / Total debt	81.7%	87.3%	89.5%	60.5%	65.2%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	52.0%	57.0%	59.4%	33.0%	34.9%
Adjusted fixed rate debt / Total debt	82.5%	87.7%	89.8%	59.7%	62.6%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

PROPERTY PORTFOLIO SUMMARY
DECEMBER 31, 2009

	December 31, 2009
								Unconsolidated
	Consolidated Portfolio						Partnership Portfolio (1)			Total Portfolio
	Gross	GBV	GBV		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	% of Tot	PSF	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized (2)	$2,240,667	69.8%	$425	40	5,269,817	98.6%	4	257,268	100.0%	44	5,527,085	98.6%
Lease up (2)	560,884	17.4%	216	19	2,595,930	70.1%	2	417,290	46.4%	21	3,013,220	66.8%

Current operating portfolio	2,801,551	87.2%	356	59	7,865,747	89.2%	6	674,558	66.9%	65	8,540,305	87.4%
Long-term lease up (3)	280,898	8.7%	202	1	1,389,517	25.5%	—	—	n/a	1	1,389,517	25.5%

Total operating portfolio	3,082,449	95.9%	333	60	9,255,264	79.6%	6	674,558	66.9%	66	9,929,822	78.7%
Development (4)	—	—	—	—	—	n/a	1	280,000	—	1	280,000	—
Redevelopment (5)	75,269	2.3%	488	1	154,341	—	—	—	n/a	1	154,341	—
Pre-development (5)	23,814	0.7%	157	1	152,145	—	—	—	n/a	1	152,145	—

Total portfolio	3,181,532	98.9%	333	62	9,561,750	77.1%	7	954,558	47.3%	69	10,516,308	74.3%
Land parcels (5)	35,008	1.1%	23	n/a	1,548,000	n/a	—	—	n/a	n/a	1,548,000	n/a

Total proforma portfolio	$3,216,541	100.0%	$290	62	11,109,750	n/a	7	954,558	n/a	69	12,064,308	n/a

	September 30, 2009
								Unconsolidated
	Consolidated Portfolio						Partnership Portfolio (1)			Total Portfolio
	Gross	GBV	GBV		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Book Value	% of Tot	PSF	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
	(in thousands)
Stabilized	$2,263,086	70.7%	$400	40	5,663,595	97.4%	4	257,268	100.0%	44	5,920,863	97.5%
Lease up	552,544	17.3%	234	20	2,357,811	59.6%	2	417,290	27.3%	22	2,775,101	54.8%

Current operating portfolio	2,815,630	88.0%	351	60	8,021,406	86.3%	6	674,558	55.1%	66	8,695,964	83.9%
Long-term lease up	279,883	8.7%	201	1	1,389,517	24.2%	—	—	n/a	1	1,389,517	24.2%

Total operating portfolio	3,095,513	96.7%	329	61	9,410,923	77.1%	6	674,558	55.1%	67	10,085,481	75.7%
Redevelopment	74,101	2.3%	480	1	154,341	—	—	—	n/a	1	154,341	—
Development	—	—	—	—	—	n/a	1	280,000	—	1	280,000	—
Pre-development	—	—	—	—	—	n/a	—	—	n/a	—	—	n/a

Total portfolio	3,169,614	99.0%	331	62	9,565,264	75.9%	7	954,558	38.9%	69	10,519,822	72.5%
Land parcels	32,508	1.0%	24	n/a	1,352,000	n/a	—	—	n/a	n/a	1,352,000	n/a

Total proforma portfolio	$3,202,122	100.0%	$293	62	10,917,264	n/a	7	954,558	n/a	69	11,871,822	n/a

(1)	Includes 72,863 rentable square feet of McKellar Court (22%) and 881,695 rentable square feet of PREI joint venture properties (20%). See page 24 for additional detail.

(2)	See pages 21-22 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 33 for definitions of terms.

(3)	Includes Pacific Research Center.

(4)	See page 24 for detail of the unconsolidated partnership portfolio, and page 33 for definitions of terms.

(5)	See page 23 for detail of consolidated portfolio, and page 33 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2009
(In thousands)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Assets
Investments in real estate, net	$2,971,767	$2,978,701	$2,994,072	$3,001,077	$2,960,429
Investments in unconsolidated partnerships	56,909	47,747	49,243	49,756	18,173
Cash and cash equivalents	19,922	30,279	34,101	32,318	21,422
Restricted cash	15,355	15,974	15,638	4,951	7,877
Accounts receivable, net	4,135	5,482	10,178	14,749	9,417
Accrued straight-line rents, net	82,066	75,489	69,046	62,040	58,138
Acquired above-market leases, net	3,047	3,368	3,688	4,009	4,329
Deferred leasing costs, net	83,274	85,926	90,472	95,204	101,519
Deferred loan costs, net	8,123	7,794	8,535	8,451	9,754
Other assets	38,676	43,051	36,939	37,607	38,256

Total assets	$3,283,274	$3,293,811	$3,311,912	$3,310,162	$3,229,314

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$669,454	$671,693	$717,764	$351,469	$353,161
Secured construction loan	—	—	—	507,128	507,128
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes due 2026, net	44,685	103,524	103,077	111,068	122,043
Unsecured line of credit	397,666	321,124	292,404	204,334	108,767
Security deposits	7,929	7,187	7,660	7,641	7,623
Dividends and distributions payable	18,531	15,383	15,383	32,563	32,445
Accounts payable, accrued expenses and other liabilities	47,388	71,389	66,406	87,359	66,821
Derivative instruments	12,551	15,948	17,910	100,840	126,091
Acquired below-market leases, net	11,138	12,344	13,550	14,762	17,286

Total liabilities	1,459,342	1,468,592	1,484,154	1,667,164	1,591,365
Equity:
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	990	982	981	812	808
Additional paid-in capital	1,843,551	1,833,898	1,833,026	1,661,656	1,661,009
Accumulated other comprehensive loss	(85,183)	(88,894)	(91,525)	(100,314)	(112,126)
Dividends in excess of earnings	(167,429)	(154,045)	(147,306)	(154,708)	(146,536)

Total stockholders’ equity	1,814,342	1,814,354	1,817,589	1,629,859	1,625,568
Noncontrolling interests	9,590	10,865	10,169	13,139	12,381

Total equity	1,823,932	1,825,219	1,827,758	1,642,998	1,637,949

Total liabilities and equity	$3,283,274	$3,293,811	$3,311,912	$3,310,162	$3,229,314

CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2009
(In thousands, except share and per share data)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Revenues:
Rental	$67,294	$68,472	$65,716	$68,419	$63,518
Tenant recoveries	19,895	19,240	17,189	21,081	18,869
Other income	982	5,251	3,175	4,451	646

Total revenues	88,171	92,963	86,080	93,951	83,033

Expenses:
Rental operations	17,675	18,726	14,661	22,152	17,255
Real estate taxes	8,532	8,233	7,613	7,233	6,181
Depreciation and amortization	26,853	30,953	24,501	27,313	25,703
General and administrative	6,556	5,956	5,126	5,280	6,406

Total expenses	59,616	63,868	51,901	61,978	55,545

Income from operations	28,555	29,095	34,179	31,973	27,488
Equity in net loss of unconsolidated partnerships	(506)	(1,118)	(465)	(301)	(862)
Interest income	82	62	101	63	115
Interest expense	(20,429)	(19,614)	(12,875)	(12,080)	(12,137)
(Loss)/gain on derivative instruments	(86)	(14)	360	(56)	(19,222)
(Loss)/gain on extinguishment of debt	(2,888)	—	1,781	4,371	14,783

Net income	4,728	8,411	23,081	23,970	10,165
Net income attributable to noncontrolling interests	(10)	(108)	(645)	(705)	(306)

Net income attributable to Company	4,718	8,303	22,436	23,265	9,859
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income available to common stockholders	$477	$4,062	$18,195	$19,024	$5,618

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.00	$0.04	$0.20	$0.23	$0.07

Weighted-average common shares outstanding:
Basic	97,706,262	97,315,601	88,503,295	80,261,363	79,692,998

Diluted	101,666,673	101,289,458	92,615,935	84,499,365	83,485,531

FFO (1) AND AFFO (1)
DECEMBER 31, 2009
(In thousands, except per share and ratio amounts)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Reconciliation of net income available to common stockholders to funds from operations (FFO):
Net income available to common stockholders	$477	$4,062	$18,195	$19,024	$5,618
Adjustments:
Noncontrolling interests in operating partnership	30	122	658	722	319
Depreciation & amortization — unconsolidated partnerships	662	662	662	662	662
Depreciation & amortization — consolidated entities — continued operations	26,853	30,953	24,501	27,313	25,703
Depreciation & amortization — allocable to noncontrolling interests of consolidated joint ventures	(23)	(20)	(19)	(20)	(16)

FFO	$27,999	$35,779	$43,997	$47,701	$32,286

FFO per share — diluted	$0.28	$0.35	$0.48	$0.56	$0.39

Dividends and distributions declared per common share	$0.14	$0.11	$0.11	$0.335	$0.335

FFO payout ratio	50.0%	31.4%	22.9%	59.8%	85.9%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$27,999	$35,779	$43,997	$47,701	$32,286
Adjustments:
Second generation capital expenditures	(978)	(273)	(256)	(1,285)	(1,105)
Loss/(gain) on extinguishment of debt	2,888	—	(1,781)	(4,371)	(14,783)
Loss/(gain) on derivative instruments	86	14	(360)	56	19,222
Amortization of deferred interest costs	1,791	1,797	—	—	—
Amortization of deferred loan costs	1,362	803	919	1,143	1,270
Amortization of fair-value of debt acquired	(467)	(466)	(463)	(457)	(456)
Amortization of debt discount	427	447	453	482	683
Non-cash equity compensation	1,462	1,376	1,383	1,404	1,771
Straight line rents	(6,358)	(6,222)	(6,682)	(3,895)	(5,090)
Share of unconsolidated partnership adjustments (2)	285	824	193	141	178
Fair-value lease revenue	(886)	(886)	(892)	(3,581)	(1,594)

AFFO	$27,611	$33,193	$36,511	$37,338	$32,382

AFFO per share — diluted	$0.27	$0.33	$0.39	$0.44	$0.39

Dividends and distributions declared per common share	$0.14	$0.11	$0.11	$0.335	$0.335

AFFO payout ratio	51.9%	33.3%	28.2%	76.1%	85.9%

(1)	For definitions and discussion of FFO and AFFO, see page 32.

(2)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, straight line rents, and fair-value lease revenue.

RECONCILIATION OF EBITDA (1)
DECEMBER 31, 2009
(In thousands)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$477	$4,062	$18,195	$19,024	$5,618
Interest expense	20,429	19,614	12,875	12,080	12,137
Depreciation & amortization — consolidated entities — continued operations	26,853	30,953	24,501	27,313	25,703
Depreciation & amortization — unconsolidated partnerships	662	662	662	662	662

EBITDA	48,421	55,291	56,233	59,079	44,120
Noncontrolling interests	10	108	645	705	306
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$52,672	$59,640	$61,119	$64,025	$48,667

(1)	For a definition and discussion of EBITDA and adjusted EBITDA, see page 32.

RECONCILIATION OF NET OPERATING INCOME (1)
DECEMBER 31, 2009
(Dollars in thousands)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Net income	$4,728	$8,411	$23,081	$23,970	$10,165
Equity in net loss of unconsolidated partnerships	506	1,118	465	301	862
Interest expense	20,429	19,614	12,875	12,080	12,137
Interest income	(82)	(62)	(101)	(63)	(115)
Loss/(gain) on derivative instruments	86	14	(360)	56	19,222
Loss/(gain) on extinguishment of debt	2,888	—	(1,781)	(4,371)	(14,783)

Income from operations	28,555	29,095	34,179	31,973	27,488
Depreciation and amortization	26,853	30,953	24,501	27,313	25,703
General and administrative	6,556	5,956	5,126	5,280	6,406

Consolidated net operating income	$61,964	$66,004	$63,806	$64,566	$59,597

Revenues:
Rental	$67,294	$68,472	$65,716	$68,419	$63,518
Tenant recoveries	19,895	19,240	17,189	21,081	18,869
Other income	982	5,251	3,175	4,451	646

Total revenues	88,171	92,963	86,080	93,951	83,033

Expenses:
Rental operations	17,675	18,726	14,661	22,152	17,255
Real estate taxes	8,532	8,233	7,613	7,233	6,181

Total operating expenses	26,207	26,959	22,274	29,385	23,436

Consolidated net operating income	$61,964	$66,004	$63,806	$64,566	$59,597

Consolidated net operating income — cash basis (2)	$55,939	$59,033	$56,354	$57,946	$53,842

Operating margin (3)	69.9%	69.3%	73.1%	67.2%	71.6%

Operating expense recovery (4)	75.9%	71.4%	77.2%	71.7%	80.5%

(1)	For a definition and discussion of net operating income, see page 32.

(2)	Consolidated net operating income — cash basis is calculated as (consolidated net operating income — straight line rents — fair value lease revenue — lease incentive revenue — bad debt expense).

(3)	Operating margin is calculated as ((rental revenues + tenant recovery revenues — rental operations — real estate taxes) / (rental revenues + tenant recovery revenues)).

(4)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

INTEREST COVERAGE RATIOS (1)
DECEMBER 31, 2009
(In thousands, except ratios)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Excluding capitalized interest:
Adjusted EBITDA	$52,672	$59,640	$61,119	$64,025	$48,667
Interest expense:
Interest expense	20,429	19,614	12,875	12,080	12,137
Interest expense — unconsolidated partnerships	509	454	507	420	729
Amortization of deferred interest costs	(1,791)	(1,797)	—	—	—
Amortization of deferred loan costs	(1,362)	(803)	(919)	(1,143)	(1,270)
Amortization of debt discount	(427)	(447)	(453)	(482)	(683)
Amortization of fair-value of debt acquired	467	466	463	457	456

Total interest expense	$17,825	$17,487	$12,473	$11,332	$11,369

Interest coverage ratio	3.0	3.4	4.9	5.6	4.3

Including capitalized interest:
Adjusted EBITDA	$52,672	$59,640	$61,119	$64,025	$48,667
Interest expense:
Interest expense	20,429	19,614	12,875	12,080	12,137
Interest expense — unconsolidated partnerships	509	454	507	420	729
Interest expense — accumulated other comprehensive income	345	702	754	897	265
Capitalized interest	1,860	2,943	3,472	4,130	6,839
Amortization of deferred interest costs	(1,791)	(1,797)	—	—	—
Amortization of deferred loan costs	(1,362)	(803)	(919)	(1,143)	(1,270)
Amortization of debt discount	(427)	(447)	(453)	(482)	(683)
Amortization of fair-value of debt acquired	467	466	463	457	456

Total interest expense	$20,030	$21,132	$16,699	$16,359	$18,473

Interest coverage ratio	2.6	2.8	3.7	3.9	2.6

(1)	For a discussion of coverage ratios, see page 32.

FIXED CHARGE COVERAGE RATIOS (1)
DECEMBER 31, 2009
(In thousands, except ratios)

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Excluding capitalized interest:
Adjusted EBITDA	$52,672	$59,640	$61,119	$64,025	$48,667
Fixed charges:
Interest expense	20,429	19,614	12,875	12,080	12,137
Interest expense — unconsolidated partnerships	509	454	507	420	729
Amortization of deferred interest costs	(1,791)	(1,797)	—	—	—
Amortization of deferred loan costs	(1,362)	(803)	(919)	(1,143)	(1,270)
Amortization of debt discount	(427)	(447)	(453)	(482)	(683)
Amortization of fair-value of debt acquired	467	466	463	457	456
Principal payments	1,773	1,488	1,031	1,446	1,210
Principal payments — unconsolidated partnerships	8	8	7	8	8
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$23,847	$23,224	$17,752	$17,027	$16,828

Fixed charge coverage ratio	2.2	2.6	3.4	3.8	2.9

Including capitalized interest:
Adjusted EBITDA	$52,672	$59,640	$61,119	$64,025	$48,667
Fixed charges:
Interest expense	20,429	19,614	12,875	12,080	12,137
Interest expense — unconsolidated partnerships	509	454	507	420	729
Interest expense — accumulated other comprehensive income	345	702	754	897	265
Capitalized interest	1,860	2,943	3,472	4,130	6,839
Amortization of deferred interest costs	(1,791)	(1,797)	—	—	—
Amortization of deferred loan costs	(1,362)	(803)	(919)	(1,143)	(1,270)
Amortization of debt discount	(427)	(447)	(453)	(482)	(683)
Amortization of fair-value of debt acquired	467	466	463	457	456
Principal payments	1,773	1,488	1,031	1,446	1,210
Principal payments — unconsolidated partnerships	8	8	7	8	8
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$26,052	$26,869	$21,978	$22,054	$23,932

Fixed charge coverage ratio	2.0	2.2	2.8	2.9	2.0

(1)	For a discussion of coverage ratios, see page 32.

DEBT SUMMARY
DECEMBER 31, 2009
(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,354	$222	$4,576	07/12
Bridgeview Technology Park I	8.07%	5.04%	11,246	365	11,611	01/11
Center for Life Science | Boston	7.75%	7.75%	348,749	—	348,749	06/14
500 Kendall Street (Kendall D)	6.38%	5.45%	66,077	3,700	69,777	12/18
Lucent Drive	5.50%	5.50%	5,129	—	5,129	01/15
6828 Nancy Ridge Drive	7.15%	5.38%	6,595	307	6,902	09/12
Road to the Cure	6.70%	5.78%	14,956	491	15,447	01/14
Science Center Drive	7.65%	5.04%	10,981	439	11,420	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	28,322	1,351	29,673	06/12
9865 Towne Centre Drive	7.95%	7.95%	17,884	—	17,884	06/13
900 Uniqema Boulevard	8.61%	5.61%	1,191	95	1,286	05/15

Total / weighted average on fixed rate mortgages	7.16%	6.82%	662,484	6,970	669,454

Fixed rate debt:
Unsecured exchangeable senior notes due 2026	4.50%	6.45%	46,150	(1,465)	44,685	10/26

Total / weighted average fixed rate debt	6.98%	6.80%	708,634	5,505	714,139
Variable rate debt:
Secured term loan	1.89%	1.89%	250,000	—	250,000	08/12
$720 million unsecured line of credit	1.33%	1.33%	397,666	—	397,666	08/11

Total / weighted average variable rate debt	1.54%	1.54%	647,666	—	647,666

Total / weighted average consolidated debt	4.38%	4.28%	$1,356,300	$5,505	$1,361,805

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	3.74%	3.74%	$40,650	$—	$40,650	02/11
PREI secured construction loan (20%) (variable)	1.74%	1.74%	38,415	—	38,415	08/10

Total / weighted average share of unconsolidated partnership debt	2.77%	2.77%	79,065	—	79,065

Total / weighted average consolidated and share of unconsolidated partnership debt	4.30%	4.20%	$1,435,365	$5,505	$1,440,870

DEBT ANALYSIS
DECEMBER 31, 2009
(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$912,484	67.3%	5.71%	5.47%
Unsecured debt	443,816	32.7%	1.66%	1.86%

Total consolidated debt	$1,356,300	100.0%	4.38%	4.28%

Fixed and Variable Rate Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$708,634	52.2%	6.98%	6.80%
Variable rate debt — hedged	400,000	29.5%	5.80%	5.80%
Variable rate debt — unhedged	247,666	18.3%	1.33%	1.33%

Total consolidated debt	$1,356,300	100.0%	5.60%	5.50%

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Total consolidated debt:
Fixed rate debt / Total debt	52.2%	57.5%	60.1%	32.3%	35.3%
Adjusted fixed rate debt / Total debt	81.7%	87.3%	89.5%	60.5%	65.2%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	52.0%	57.0%	59.4%	33.0%	34.9%
Adjusted fixed rate debt / Total debt	82.5%	87.7%	89.8%	59.7%	62.6%

DEBT MATURITIES
DECEMBER 31, 2009
(In thousands)
Weighted average debt maturity is 4 years for total consolidated debt and 3.8 years for total consolidated and share of unconsolidated partnership debt.

	2010	2011	2012	2013	2014	Thereafter	Total

Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$7,404	$29,914	$45,414	$25,941	$353,091	$200,720	$662,484
Unsecured exchangeable senior notes due 2026 (1)	—	—	—	—	—	46,150	46,150

Total fixed rate debt	7,404	29,914	45,414	25,941	353,091	246,870	708,634
Variable rate debt:
Secured term loan	—	—	250,000	—	—	—	250,000
$720 million unsecured line of credit (2)	—	397,666	—	—	—	—	397,666

Total variable rate debt	—	397,666	250,000	—	—	—	647,666

Total consolidated debt	$7,404	$427,580	$295,414	$25,941	$353,091	$246,870	$1,356,300

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable) (3)	$—	$40,650	$—	$—	$—	$—	$40,650
PREI secured construction loan (20%) (variable) (4)	38,415	—	—	—	—	—	38,415

Share of total unconsolidated partnership debt	$38,415	$40,650	$—	$—	$—	$—	$79,065

Total consolidated and share of unconsolidated partnership debt	$45,819	$468,230	$295,414	$25,941	$353,091	$246,870	$1,435,365

(1)	The holders of the unsecured exchangeable senior notes (the “Notes”) have the right to require the Company to repurchase the Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.

(2)	The maturity date may be extended to August 1, 2012 after satisfying certain conditions.

(3)	The maturity date may be extended to February 10, 2012 after satisfying certain conditions.

(4)	The maturity date may be extended to August 13, 2011 after satisfying certain conditions.

COMMON AND PREFERRED STOCK DATA
DECEMBER 31, 2009
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Weighted average common shares outstanding	97,731	97,316	88,503	80,261	79,693
Weighted average OP and LTIP units outstanding	3,081	3,152	3,281	3,415	3,481
Dilutive effect of restricted stock	822	822	832	823	312

Diluted common shares	101,634	101,289	92,616	84,499	83,486

Closing common shares, OP and LTIP units outstanding	102,077	101,290	101,292	84,543	84,193
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200
High price	$16.59	$15.31	$12.21	$13.52	$25.43
Low price	$12.62	$9.16	$6.47	$6.02	$5.88
Average closing price	$14.16	$12.41	$10.04	$9.66	$13.41
Closing price	$15.78	$13.80	$10.23	$6.77	$11.72
Dividends per share — annualized	$0.56	$0.44	$0.44	$1.34	$1.34
Closing dividend yield — annualized	3.5%	3.2%	4.3%	19.8%	11.4%
DIVIDENDS PER SHARE

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Common Stock — BMR
Amount	$0.14	$0.11	$0.11	$0.335	$0.335
Declared	December 15, 2009	September 15, 2009	June 15, 2009	March 16, 2009	December 15, 2008
Record	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Paid	January 15, 2010	October 15, 2009	July 15, 2009	April 15, 2009	January 15, 2009
Preferred Stock — BMR PrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	December 15, 2009	September 15, 2009	June 15, 2009	March 16, 2009	December 15, 2008
Record	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Paid	January 15, 2010	October 15, 2009	July 15, 2009	April 15, 2009	January 15, 2009

MARKET SUMMARY
DECEMBER 31, 2009

		Current (1)			Expiration (2)
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
		(in thousands)			(in thousands)
Boston	2,263,879	$118,718	40.9%	$52.44	$130,268	37.0%	$57.54
Maryland	1,144,968	46,742	16.1%	40.82	63,578	18.0%	55.53
San Diego	1,084,660	32,977	11.4%	30.40	41,615	11.8%	38.37
San Francisco	1,193,272	30,585	10.6%	25.63	38,354	10.9%	32.14
New York / New Jersey	1,027,970	30,555	10.5%	29.72	44,842	12.7%	43.62
Pennsylvania	684,920	15,159	5.2%	22.13	16,348	4.6%	23.87
Seattle	169,593	7,114	2.5%	41.95	8,730	2.5%	51.48
University Related — Other	249,507	8,020	2.8%	32.14	8,965	2.5%	35.93

Total portfolio / weighted average	7,818,769	$289,870	100.0%	$37.07	$352,700	100.0%	$45.11

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
DECEMBER 31, 2009

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	12/31/09	9/30/09
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science | Boston	November 17, 2006	Stabilized	1	704,159	7.4%	641,438	91.1%	90.8%
3	Charles Street	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Lease Up	1	37,400	0.4%	21,461	57.4%	57.4%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.1%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	0.9%	66,696	73.5%	73.5%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.2%	293,791	97.0%	98.8%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.7%	345,497	98.9%	98.9%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.5%	52,520	100.0%	100.0%

	Total Boston			18	2,001,325	21.0%	1,885,703	94.2%	94.4%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.0%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.6%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.0%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	11.9%	1,144,968	100.0%	100.0%

	San Diego
18	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
19	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
20	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
21	John Hopkins Court	August 16, 2006	Lease Up	1	72,192	0.8%	21,470	29.7%	29.7%
22	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	196,557	2.1%	196,557	100.0%	100.0%
23	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	24,431	58.0%	74.0%
24	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.7%	66,745	100.0%	100.0%
25	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	54,104	79.6%	79.6%
26	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	83,497	79.2%	74.6%
27	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.6%	53,740	100.0%	100.0%
28	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.6%	54,924	100.0%	100.0%
29	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.8%	81,204	100.0%	100.0%
30	9865 Towne Centre Drive	August 12, 2004	Stabilized	2	94,866	1.0%	94,866	100.0%	100.0%
31	9885 Towne Centre Drive	August 12, 2004	Stabilized	2	104,870	1.1%	104,870	100.0%	100.0%
32	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	100.0%

	Total San Diego			20	1,115,987	11.7%	1,011,797	90.7%	90.8%

	San Francisco
33	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
34	Ardenwood Venture (2)	June 14, 2006	Lease Up	1	72,500	0.8%	27,620	38.1%	38.1%
35	Bayshore Boulevard	August 17, 2004	Stabilized	3	183,344	1.9%	183,344	100.0%	100.0%
36	Bridgeview Technology Park I	September 10, 2004	Lease Up	2	201,567	2.1%	146,609	72.7%	71.2%
37	Bridgeview Technology Park II	March 16, 2005	Lease Up	1	50,400	0.5%	—	—	—

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
DECEMBER 31, 2009

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	12/31/09	9/30/09
	San Francisco (Cont.)
38	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
39	Eccles Avenue	December 1, 2005	Pre-development	1	152,145	1.6%	—	—	—
40	Forbes Boulevard	September 5, 2007	Stabilized	1	237,984	2.5%	237,984	100.0%	100.0%
41	Industrial Road	August 17, 2004	Lease Up	1	171,965	1.8%	144,105	83.8%	87.7%
42	Kaiser Drive	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
43	Pacific Research Center	July 11, 2006	Lease Up	10	1,389,517	14.5%	354,022	25.5%	24.2%

	Total San Francisco			25	2,646,963	27.7%	1,193,272	45.1%	44.6%

	New York / New Jersey
44	Graphics Drive	March 17, 2005	Lease Up	1	72,300	0.8%	18,574	25.7%	25.7%
45	Landmark at Eastview	August 12, 2004	Lease Up	6	750,784	7.9%	648,876	86.4%	90.0%
46	Landmark at Eastview II	August 12, 2004	Stabilized	3	360,520	3.8%	360,520	100.0%	63.7%
47	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			11	1,233,025	13.0%	1,027,970	83.4%	75.0%

	Pennsylvania
48	Eisenhower Road	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
49	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.7%	71,500	100.0%	100.0%
50	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.5%	374,387	87.7%	87.7%
51	Phoenixville Pike	May 5, 2005	Lease Up	1	104,400	1.1%	74,793	71.6%	71.6%
52	Spring Mill Drive	July 20, 2006	Stabilized	1	76,561	0.8%	76,561	100.0%	100.0%
53	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
54	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,434	8.1%	684,920	88.0%	88.0%

	Seattle
55	Elliott Avenue	August 24, 2004	Redevelopment	1	154,341	1.6%	—	—	—
56	500 Fairview Avenue	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
57	530 Fairview Avenue	January 12, 2006	Lease Up	1	96,188	1.0%	53,752	55.9%	55.9%
58	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
59	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	391,541	4.0%	169,593	43.3%	43.3%

	University Related — Other
60	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
61	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
62	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.6%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.6%	249,507	100.0%	100.0%

	Total / weighted average			105	9,561,750	100.0%	7,367,730	77.1%	75.9%

(1)	For a definition of Property Status, see page 33.

(2)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

DEVELOPMENT / REDEVELOPMENT / PRE-DEVELOPMENT / LAND PARCELS
DECEMBER 31, 2009
(Dollars in thousands)

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)

DEVELOPMENT:
N/A	N/A	—	—	—	—	—	—

REDEVELOPMENT:
Elliott Avenue	Seattle	154,341	—	—	$75,300	$77,600	Q1 2010

Total / weighted average		154,341	—	—	$75,300	$77,600

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)
PRE-DEVELOPMENT:
Eccles Avenue(4)	San Francisco	152,145	—	—	$23,800	TBD	TBD
LAND PARCELS FOR FUTURE DEVELOPMENT:

Estimated
Developable
Market	Square Feet

Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	326,000
Pennsylvania	50,000
Seattle	114,000

Total	1,548,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Excludes costs associated with speculative leasing.

(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(4)	Management is currently engaged in entitlement activities that it estimates could increase the rentable square footage of this property to approximately 260,000 square feet.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
DECEMBER 31, 2009
(Dollars in thousands)

					Rentable	Leased
			Property		Square	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	12/31/09	9/30/09	Market
	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego
	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,405	184,405	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	Lease Up	1	417,290	193,771	46.4%	27.3%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	Development	1	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar Court (3)	PREI	Total
Total assets	$16,042	$630,373	$646,415
Total debt (4)	10,280	395,325	405,605
Current annualized base rent	1,845	23,791	25,636

BioMed’s net investment in unconsolidated partnerships	$12,665	$44,244	$56,909
BioMed’s pro rata share of debt	—	79,065	79,065
BioMed ownership percentage	22%	20%	20%

(1)	For a definition of Property Status, see page 33.

(2)	Estimates for purposes of development.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 22% of the operating cash flows.

(4)	McKellar debt is payable to BioMed Realty, L.P. and is included in investment in unconsolidated partnership on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS
DECEMBER 31, 2009
Weighted average remaining lease term is 8.9 years for the consolidated portfolio and 8.8 years for the total portfolio

			Current (1)			Expiration (2)
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	35,322	0.5%	$497	0.2%	$14.07	$497	0.1%	$14.07
First quarter 2010	61,476	0.8%	1,308	0.5%	21.28	1,308	0.4%	21.28
Second quarter 2010	16,708	0.2%	404	0.1%	24.18	404	0.1%	24.18
Third quarter 2010	109,925	1.4%	3,014	1.0%	27.42	3,049	0.9%	27.74
Fourth quarter 2010	210,597	2.7%	4,347	1.5%	20.64	4,361	1.2%	20.71

2010	434,028	5.6%	9,570	3.3%	22.05	9,619	2.7%	22.16
2011	309,706	4.0%	10,224	3.5%	33.01	10,501	3.0%	33.91
2012	348,118	4.5%	8,228	2.8%	23.64	8,682	2.5%	24.94
2013	526,802	6.7%	12,361	4.3%	23.46	13,914	3.9%	26.41
2014	638,001	8.2%	15,320	5.3%	24.01	17,266	4.9%	27.06
2015	111,347	1.4%	3,400	1.2%	30.54	3,871	1.1%	34.77
2016	1,004,564	12.8%	38,791	13.4%	38.61	48,138	13.6%	47.92
2017	96,575	1.2%	3,033	1.0%	31.41	3,440	1.0%	35.62
2018	1,117,541	14.3%	48,045	16.6%	42.99	54,732	15.5%	48.98
2019	270,150	3.5%	7,339	2.5%	27.17	9,493	2.7%	35.14
Thereafter	2,961,937	37.8%	133,559	46.1%	45.09	173,044	49.1%	58.42

Total / weighted average	7,818,769	100.0%	$289,870	100.0%	$37.07	$352,700	100.0%	$45.11

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

EXPIRATIONS BY MARKET
DECEMBER 31, 2009

	Leased Square Feet
Expiration	Boston	Maryland	San Diego	San Francisco	NY/NJ	Pennsylvania	Seattle	University/Other	Total

2010	131,927	—	34,206	164,894	73,851	29,150	—	—	434,028
2011	35,093	—	58,329	71,308	27,244	117,732	—	—	309,706
2012	21,705	—	137,323	118,992	47,885	—	22,213	—	348,118
2013	—	—	145,221	200,669	136,594	44,318	—	—	526,802
2014	28,019	—	89,744	66,002	—	396,776	35,960	21,500	638,001
2015	—	—	53,740	17,561	19,124	20,922	—	—	111,347
2016	568,603	—	—	100,040	—	76,022	31,892	228,007	1,004,564
2017	—	51,181	—	—	45,394	—	—	—	96,575
2018	807,347	—	68,237	199,329	—	—	42,628	—	1,117,541
2019	2,676	168,817	—	61,757	—	—	36,900	—	270,150
Thereafter	668,509	924,970	497,860	192,720	677,878	—	—	—	2,961,937

Total	2,263,879	1,144,968	1,084,660	1,193,272	1,027,970	684,920	169,593	249,507	7,818,769

10 LARGEST TENANTS
DECEMBER 31, 2009
Our properties were leased to 121 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent
		Square	Percent of	Base Rent	Sq Ft	Current	Lease
	Tenant	Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Expiration
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	11.8%	$41,918	$45.32	14.5%	June 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.8%	28,982	42.29	10.0%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.6%	25,543	70.49	8.8%	July 2023
4	Regeneron Pharmaceuticals, Inc. (3)	565,405	7.2%	18,682	33.04	6.4%	Multiple
5	Genzyme Corporation	343,000	4.4%	15,464	45.08	5.3%	August 2018
6	Merck & Co., Inc. (4) (5)	184,357	2.4%	9,340	50.66	3.2%	September 2016
7	Ironwood Pharmaceuticals, Inc. (4) (6)	153,189	2.0%	9,053	59.10	3.1%	Multiple
8	Children’s Hospital Corporation	150,215	1.9%	8,901	59.26	3.1%	May 2023
9	Centocor, Inc. (Johnson & Johnson)	374,387	4.8%	8,490	22.68	2.9%	April 2014
10	Array BioPharma Inc. (7)	228,007	2.9%	7,397	32.44	2.6%	Multiple

	Total / weighted average (8)	3,971,180	50.8%	$173,770	$43.76	59.9%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	20,608 square feet expires May 2012, 81,204 square feet expires October 2013, 292,758 square feet expires January 2016, and 290,716 square feet expires May 2018.

(3)	21,900 square feet is on a month-to-month basis, 16,725 square feet expires March 2011, 6,568 square feet expires August 2011, and 520,212 square feet expires July 2024.

(4)	We own 20% of the limited liability company that owns a property that this tenant occupies.

(5)	39,053 square feet expires July 2012 and 145,304 square feet expires September 2016.

(6)	39,101 square feet expires December 2010 and 114,088 square feet expires January 2016.

(7)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(8)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
DECEMBER 31, 2009
(Dollars in thousands)

	Quarter Ended
	12/31/09	12/31/08	Percent Change

Total Same Property Portfolio (1)
Number of properties	55	55
Rentable square feet	6,637,081	6,637,081
Percent of total portfolio	63.1%	63.1%
Percent leased	89.1%	92.5%

Revenues:
Rental	$51,497	$51,817	(0.6%)
Tenant recoveries	14,059	14,007	0.4%

Total revenues	65,556	65,824	(0.4%)

Expenses:
Rental operations	10,606	12,318	(13.9%)
Real estate taxes	5,402	4,812	12.3%

Total expenses	16,008	17,130	(6.5%)

Same property net operating income (2)	$49,548	$48,694	1.8%

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	(3,621)	(3,677)	(1.5%)

Same property net operating income — cash basis (2) (3)	$45,927	$45,017	2.0%

Rental revenue — cash basis (3)	$46,902	$47,450	(1.2%)

Same property net operating income (2)	$49,548	$48,694	1.8%
Plus other income	81	85	(4.7%)

Same property net operating income — including reconciling items	$49,629	$48,779	1.7%

(1)	The same property portfolio includes properties in the consolidated portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 32. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis. Excluding properties which had lease terminations in 2009, quarterly same property NOI — cash basis increased 2.8%, and rental revenue — cash basis increased 1.8% year-over-year.

ACQUISITIONS
DECEMBER 31, 2009

		Rentable
	Number of	Square
	Properties	Feet (1)	Investment
			(In thousands)

Acquisitions since August 11, 2004:
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,102,822	653,800
2008 acquisitions	1	22,213	4,000
2009 acquisitions	—	—	—

Total acquisitions since August 11, 2004	71	8,973,157	$3,215,993

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through our joint venture with PREI, of which our investment was $18.5 million.

LEASING ACTIVITY (1)
DECEMBER 31, 2009

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft

Leased Square Feet as of September 30, 2009	7,629,843
Expirations	(365,444)	$22.30
Terminations	(13,522)	31.15
Renewals, amendments, and extensions	262,714	24.48
New leases	305,178	43.74

Leased Square Feet as of December 31, 2009	7,818,769

Pre-leased Square Feet as of September 30, 2009	—
New leases	20,810	$28.50

Pre-leased Square Feet as of December 31, 2009	20,810

Gross Leasing Activity — Fourth Quarter 2009	588,702	$34.61

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
DECEMBER 31, 2009

	Three Months Ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Renewals, Amendments, and Extensions (1)
Number of renewals	6	3	3	4	5
Square feet	262,714	43,456	20,717	298,520	65,194
Tenant improvement costs per square foot (2)	$16.79	$4.37	$2.39	$—	$—
Leasing commission costs per square foot (2)	2.17	1.00	—	3.35	—

Total tenant improvement and leasing commission costs psf	$18.95	$5.37	$2.39	$3.35	$—

New Leases (3)
Number of leases	11	8	14	9	5
Square feet	325,988	228,731	228,759	120,722	129,816
Tenant improvement costs per square foot (2)	$99.77	$2.47	$23.40	$3.26	$63.32
Leasing commission costs per square foot (2)	10.62	1.73	4.10	4.25	10.32

Total tenant improvement and leasing commission costs psf	$110.39	$4.20	$27.50	$7.51	$73.64

Total
Number of renewals/leases	17	11	17	13	10
Square feet	588,702	272,187	249,476	419,242	195,010
Tenant improvement costs per square foot (2)	$62.74	$2.77	$21.66	$0.94	$42.15
Leasing commission costs per square foot (2)	6.85	1.61	3.76	3.61	6.87

Total tenant improvement and leasing commission costs psf	$69.59	$4.38	$25.42	$4.55	$49.02

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
DECEMBER 31, 2009
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
DECEMBER 31, 2009
Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Redevelopment
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Pre-development
Represents development properties that are engaged in activities related to planning, entitlement, or other preparations for future construction
Development
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development